Earnings Conference Call 1 st Quarter 2011 April 27, 2011 Exhibit 99.2

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2010 Annual Report on Form 10-K in (a) ITEM 1A.
Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results
of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s
First Quarter 2011 Quarterly Report on Form 10-Q (to be filed on April 27, 2011) in (a) Part II, Other
Information, ITEM 1A.  Risk Factors, (b) Part 1, Financial Information, ITEM 2. Management’s
Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I , Financial
Information, ITEM 1. Financial Statements: Note 12 and (3) other factors discussed in filings with the
Securities and Exchange Commission (SEC) by Exelon Corporation, Commonwealth Edison
Company, PECO Energy Company and Exelon Generation Company, LLC (Companies). Readers
are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings and non-GAAP cash flows that exclude the impact of certain factors. We believe that these adjusted operating earnings and cash flows are representative of the underlying operational results of the Companies.
Please refer to the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings. Please refer to the footnotes of the following slides for a reconciliation of non-GAAP cash flows to GAAP cash flows.

2011 Operating Earnings Guidance
2011 Guidance
(2)
ComEd
PECO
Exelon
Generation
Holdco
Exelon
$3.90 - $4.20
(1)
$0.55 - $0.65
$0.50 - $0.60
$2.85 - $3.05
(1) Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2) Earnings guidance for OpCos may not add up to consolidated EPS guidance.
Strong operating and financial
results in first quarter
• Higher than expected operating EPS of
$1.17 mainly driven by higher
Generation gross margin and PA bonus
depreciation
• Nuclear capacity factor of 94.8%
Reaffirming 2011 operating earnings
guidance of $3.90 - $4.20/share
(1)

Key Messages
EPA’s proposed Air Toxics and 316(b) rules largely as
expected
• Expect final rules to be implemented on time
• Impact to the industry is manageable
FERC ruling on PJM MOPR defends competitive markets
Exelon’s nuclear plants are safe
• Continuing to work with NRC and other stakeholders to evaluate lessons learned and respond to Fukushima event
Pursuing projects to increase value
• Transmission projects near Clinton and Quad Cities will reduce congestion

Key Financial Messages
1Q 2011 operating earnings of $1.17/share
(1)
• Quarter results $0.17/share better than prior year
• Quarter earnings exceeded guidance as a result of:
Favorable market conditions in the South region driven by weather
Pennsylvania bonus depreciation
Lower O&M cost than expected, primarily timing
Expect to generate $4.3 billion cash from operations in 2011
Expect 2Q 2011 operating earnings of $0.90 - $1.00/share
(1)
(1)    Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.

Exelon Generation
Operating EPS Contribution
2010 2011
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2) Outage days exclude Salem.
Outage Days
(2)
1Q10 1Q11
Refueling 101 44
Non-refueling 5 14
1Q
$0.66
$0.90
Note: PPA = Power Purchase Agreement
Key Drivers – 1Q11 vs. 1Q10
(1)
Higher margins due to expiration of
the PECO PPA: $0.19
Favorable capacity pricing: $0.06
Nuclear volume: $0.04
Increased depreciation expense:
$(0.02)
Higher nuclear fuel costs: $(0.01)
Higher interest expense: $(0.01)

2012 Quarterly Hedge Level vs. Ratable Plan

Note: % values represent amount above ratable plan
80%
70%
60%
50%
40%
30%
20%
10%
0%
10%
11%
8%
5%
3%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Underlying
Options
Ratable

- Moving towards ratable:
  - We incorporate our commodity views in hedging the portfolio and slowed down in Q1
- Power Prices:
  - 2012-2013 Mid-Atlantic prices are close to 2010 year end levels, but Midwest prices have not fully recovered
- EPA Impacts:
  - Air Toxics rule could impact prices starting in late 2014 by $4-6/MWh
    - PJM West Hub prices reflect most of this impact
    - Limited amount of uplift reflected in NiHub prices

2012/2013 Forward Energy Prices in Q1 2011

Energy, $/MWh
$52.00
$47.00
$42.00
$37.00
$32.00
$27.00
$48.25
$46.41
$48.10
$46.10
2013
2012
$35.08
$32.38
$32.83
$31.32
2013
2012
12/31/10
1/15/11
1/30/11
2/14/11
3/1/11
3/16/11
3/31/11
PJM West Hub
Ni Hub

2014/2015 Forward Energy Prices in Q1 2011

Energy, $/MWh
$52.00
$47.00
$42.00
$37.00
$32.00
$27.00
$52.24
$50.11
$55.17
$51.47
2015
2014
$39.36
$37.74
$39.17
$36.18
2015
2014
12/31/2010
1/15/2011
1/30/2011
2/14/2011
3/1/2011
3/16/2011
3/31/2011
PJM West Hub
Ni Hub

7

Power Fundamentals & Hedging Update

Key Drivers – 1Q11 vs. 1Q10
(1)
2010 uncollectible expense rider: $(0.06)
Appellate Court ruling: $(0.01)
ComEd Operating EPS Contribution
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
2010 2011
1Q
$0.19
1Q11
Actual Normal % Change
Heating Degree-Days   3,332          3,208           3.9%
$0.11

Weather-Normalized Load Year-over-Year

6.0%
3.0%
0.0%
-3.0%
-6.0%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
All Customer Classes
Large C&I
Residential
Gross Metro Product

Key Economic Indicators

	Chicago	U.S.
Unemployment rate [(1)]	8.5%	8.8%
2011 annualized growth in gross domestic/metro product [(2)]	2.5%	3.2%

(1) Source: U.S. Dept. of Labor (March 2011) and Illinois Department of Security (March 2011)

(2) Source: Global Insight February 2011

Weather-Normalized Load

	2010	1Q11	2011E
Average Customer Growth	0.2%	0.4%	0.5%
Average Use-Per-Customer	(1.4)%	(2.2)%	0.1%
Total Residential	(1.2)%	(1.8)%	0.5%
Small C&I	(0.6)%	0.6%	(0.3)%
Large C&I	2.6%	1.4%	(0.1)%
All Customer Classes	0.2%	(0.1)%	0.0%

Note: C&I = Commercial & Industrial

9 9 9 ComEd Load Trends

PECO Operating EPS Contribution
Key Drivers – 1Q11 vs. 1Q10
(1)
Electric and gas distribution rates: $0.05
2010 CTC collections, net of
amortization expense: $(0.05)
Lower interest expense: $0.01
2010
2011
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
1Q
$0.17
1Q11
$0.19
Actual Normal % Change
Heating Degree-Days   2,506        2,510            (0.2)%
Note: CTC = Competitive Transition Charge

Weather-Normalized Load Year-over-Year

6.0%
3.0%
0.0%
-3.0%
-6.0%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
All Customer Classes
Residential
Large C&I
Gross Metro Product

Key Economic Indicators

	Philadelphia	U.S.
Unemployment rate (1)	8.4%	8.8%
2010 annualized growth in gross domestic/metro product (2)	3.0%	3.2%

(1) Source: U.S Dept. of Labor data March 2011 - US
U.S Dept. of Labor prelim. data February 2011 - Philadelphia
(2) Source: Global Insight February 2011

Weather-Normalized Load

	2010	1Q11	2011E
Average Customer Growth	0.3%	0.4%	0.4%
Average Use-Per-Customer	0.3%	0.2%	1.7%
Total Residential	0.5%	0.5%	2.1%
Small C&I	(1.9)%	(1.1)%	0.1%
Large C&I	0.8%	(2.7)%	(1.6)%
All Customer Classes	0.1%	(1.1)%	0.1%

Note: C&I = Commercial & Industrial

11 PECO Load Trends

($ millions)	ComEd	PECO	Exelon Generation	Exelon [8]
Beginning Cash Balance [1]				**$800**
Cash Flow from Operations [2]	350	800	3,250	4,300
CapEx (excluding Nuclear Fuel, Nuclear Uprates, Exelon Wind, Utility Growth CapEx)	(725)	(325)	(850)	(1,900)
Nuclear Fuel	n/a	n/a	(1,050)	(1,050)
Dividend [3]				(1,400)
Nuclear Uprates and Exelon Wind [4]	n/a	n/a	(675)	(675)
Utility Growth CapEx [5]	(300)	(125)	n/a	(425)
Net Financing (excluding Dividend):				
Planned Debt Issuances [6]	1,000	--	--	1,000
Planned Debt Retirements	(350)	(250)	--	(600)
Other [7]	300	(100)	--	350
Ending Cash Balance [1]				**$400**

2011 Projected Sources and Uses of Cash
(1) Excludes counterparty collateral activity.
(2) Cash Flow from Operations primarily includes net cash flows provided by operating activities and net cash flows used in investing activities other than capital expenditures.
(3) Assumes 2011 dividend of $2.10/share.  Dividends are subject to declaration by the Board of Directors.
(4) Includes $450 million in Nuclear Uprates and $225 million for Exelon Wind spend.
(5) Represents new business, smart grid/smart meter investment and transmission growth projects.
(6) Excludes ComEd’s $191 million of tax-exempt bonds that are backed by letters of credit (LOCs).  Excludes PECO’s $225 million Accounts Receivable (A/R) Agreement with Bank of Tokyo.
PECO’s A/R Agreement was extended in accordance with its terms through September 6, 2011.
(7) “Other” includes proceeds from options and expected changes in short-term debt.
(8)   Includes cash flow activity from Holding Company, eliminations, and other corporate entities.

13 Exelon Generation Hedging Disclosures (as of March 31, 2011) * * * * * * * * * * * * * * * * * * *

14 14
Important Information
The following slides are intended to provide additional information regarding the hedging program at
Exelon Generation and to serve as an aid for the purposes of modeling Exelon Generation’s gross margin (operating revenues less purchased power and fuel expense). The information on the following slides is not intended to represent earnings guidance or a forecast of future events.  In fact, many of the factors that ultimately will determine Exelon Generation’s actual gross margin are based upon highly variable market factors outside of our control.  The information on the following slides is as of March 31,
2011.  We update this information on a quarterly basis.
Certain information on the following slides is based upon an internal simulation model that incorporates assumptions regarding future market conditions, including power and commodity prices, heat rates, and demand conditions, in addition to operating performance and dispatch characteristics of our generating fleet.  Our simulation model and the assumptions therein are subject to change.  For example, actual market conditions and the dispatch profile of our generation fleet in future periods will likely differ – and may differ significantly – from the assumptions underlying the simulation results included in the slides.
In addition, the forward-looking information included in the following slides will likely change over time due to continued refinement of our simulation model and changes in our views on future market conditions.

15 15
Portfolio Management Objective
Align Hedging Activities with Financial Commitments
Power Team utilizes several product types
and channels to market
•
Wholesale and retail sales
•
Block products
•
Load-following products
and load auctions
•
Put/call options
Exelon’s hedging program is designed to
protect the long-term value of our
generating fleet and maintain an
investment-grade balance sheet
• Hedge enough commodity risk to meet future cash
requirements if prices drop
• Consider:  financing policy (credit rating objectives,
capital structure, liquidity); spending (capital and
O&M); shareholder value return policy
Consider market, credit, operational risk
Approach to managing volatility
• Increase hedging as delivery approaches
• Have enough supply to meet peak load
• Purchase fossil fuels as power is sold
• Choose hedging products based on generation
portfolio – sell what we own
•
Heat rate options
•
Fuel products
•
Capacity
•
Renewable credits
% Hedged High End of Profit
Low End of Profit
Open Generation
with LT Contracts
Portfolio
Optimization
Portfolio
Management
Portfolio Management Over Time

16 16
Percentage of Expected
Generation Hedged
• How many equivalent MW have been
hedged at forward market prices;  all hedge
products used are converted to an
equivalent average MW volume
• Takes ALL hedges into account whether
they are power sales or financial products
Equivalent MWs Sold
Expected Generation
=
Our normal practice is to hedge commodity risk on a ratable basis over the three years leading to the spot market
• Carry operational length into spot market to manage forced outage and load-following risks
• By using the appropriate product mix, expected generation hedged approaches the mid-90s percentile as the delivery period approaches
• Participation in larger procurement events, such as utility auctions, and some flexibility in the timing of hedging may mean the hedge program is not strictly ratable from quarter to quarter
Exelon Generation Hedging Program

17 17
2011 2012 2013
Estimated Open Gross Margin ($ millions)
(1)(2)
$5,250 $4,900 $5,500
Open gross margin assumes all expected generation is sold
at the Reference Prices listed below
Reference Prices
(1)
Henry Hub Natural Gas ($/MMBtu)
NI-Hub ATC Energy Price ($/MWh)
PJM-W ATC Energy Price ($/MWh)
ERCOT North ATC Spark Spread ($/MWh)
(3)
$4.47
$31.32
$44.23
$4.42
$5.06
$31.32
$46.19
$1.88
$5.41
$32.83
$48.10
$2.06
Exelon Generation Open Gross Margin and
Reference Prices
(1) Based on March 31, 2011 market conditions.
(2) Gross margin is defined as operating revenues less fuel expense and purchased power expense, excluding the impact of decommissioning and other incidental revenues. Open gross margin is estimated based upon an internal model that is developed by dispatching our expected generation to current market power and fossil fuel prices.  Open gross margin assumes there is no hedging in place other than fixed assumptions for capacity cleared in the RPM auctions and uranium costs for nuclear power plants. Open gross margin contains assumptions for other gross margin line items such as various ISO bill and ancillary revenues and costs and PPA capacity revenues and payments.  The estimation of open gross margin incorporates management discretion and modeling assumptions that are subject to change.
(3) ERCOT North ATC spark spread using Houston Ship Channel Gas, 7,200 heat rate, $2.50 variable O&M.

18 18
2011 2012 2013
Expected Generation (GWh)
(1)
165,800 165,400 162,800
Midwest 99,000 97,800 96,100
Mid-Atlantic 56,300 57,200 56,400
South & West 10,500 10,400 10,300
Percentage of Expected Generation Hedged
(2)
93-96% 73-76% 38-41%
Midwest 93-96 75-78 35-38
Mid-Atlantic 94-97 72-75 42-45
South & West 76-79 59-62 40-43
Effective Realized Energy Price ($/MWh)
(3)
Midwest $43.00 $41.00 $41.00
Mid-Atlantic $56.50 $50.50 $50.50
South & West $4.50 $0.00 ($3.00)
Generation Profile
(1) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity.  Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options.
Expected generation assumes 12 refueling outages in 2011 and 10 refueling outages in 2012 and 2013 at Exelon-operated nuclear plants and Salem.  Expected generation assumes capacity factors of 93.0%, 93.6% and 93.1% in 2011, 2012 and 2013 at Exelon-operated nuclear plants. These estimates of expected generation in 2012 and 2013 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.
(2) Percent of expected generation hedged is the amount of equivalent sales divided by the expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options  and swaps.  Uses expected value on options. Reflects decision to permanently retire Cromby Station and Eddystone Units 1&2 as of May 31, 2011.
(3) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations. It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges.

19 19
Gross Margin Sensitivities with Existing Hedges ($ millions)
(1)
Henry Hub Natural Gas
+ $1/MMBtu
- $1/MMBtu
NI-Hub ATC Energy Price
+$5/MWH
-$5/MWH
PJM-W ATC Energy Price
+$5/MWH
-$5/MWH
Nuclear Capacity Factor
+1% / -1%
2011
$5
$(5)
$15
$(10)
$10
$(10)
+/- $30
2012
$145
$(65)
$145
$(125)
$90
$(90)
+/- $45
2013
$425
$(380)
$315
$(310)
$180
$(175)
+/- $45
Exelon Generation Gross Margin Sensitivities
(with Existing Hedges)
(1) Based on March 31, 2011 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.

20 20
95% case
5% case
$5,500
$7,100
$6,800
$6,200
Exelon Generation Gross Margin Upside / Risk
(with Existing Hedges)
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
2011
2012
2013
(1) Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels assuming all unhedged supply is sold into the spot market. Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2012 and 2013 do not represent earnings guidance or a forecast of future results as
Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products and options as of March 31, 2011.
$6,900
$4,900

21 21
Midwest Mid-Atlantic South & West
Step 1
Start with fleetwide open gross margin
$5.25 billion
Step 2 Determine the mark-to-market
value of energy hedges
99,000GWh * 94% *
($43.00/MWh-$31.32MWh)
= $1.09 billion
56,300GWh * 95% *
($56.50/MWh-$44.23MWh)
= $0.66 billion
10,500GWh * 77% *
($4.50/MWh-$4.42/MWh)
= $0.00 billion
Step 3 Estimate hedged gross margin by
adding open gross margin to mark-to-
market value of energy hedges
Open gross margin:                              $5.25 billion
MTM value of energy hedges:              $1.09billion + $0.66billion + $0.00 billion
Estimated hedged gross margin:          $7.00 billion
Illustrative Example
of Modeling Exelon Generation 2011 Gross Margin
(with Existing Hedges)

22 22
35
40
45
50
55
60
65
70
75
4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11
22 22
20
25
30
35
40
45
4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11
50
55
60
65
70
75
80
85
90
4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11
Market Price Snapshot
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices
PJM-West and Ni-Hub Wrap Forward Prices
2012 $5.26
2013  $5.54
Rolling 12 months, as of April 15th
2011. Source: OTC quotes and electronic trading system. Quotes are daily.
Forward NYMEX Coal
2012 $77.69
2013 $81.53
2012 Ni-Hub  $40.67
2013 Ni-Hub $42.74
2013 PJM-West  $54.38
2012 PJM-West $52.35
2012 Ni-Hub $25.20
2013 Ni-Hub $27.30
2013 PJM-West $40.85
2012 PJM-West $38.94

23 23 23 23
4.5
5.5
6.5
7.5
8.5
9.5
10.5
11.5
12.5
13.5
4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11
8.0
8.2
8.4
8.6
8.8
9.0
9.2
9.4
9.6
9.8
10.0
4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11
35
40
45
50
55
60
65
70
4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11 4/11
Market Price Snapshot
2013 9.35
2012 9.21
2012 $47.30
2013 $50.61
2012 $5.14
2013 $5.42
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2012 $7.70
2013 $9.02
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
Rolling 12 months, as of April 15th
2011. Source: OTC quotes and electronic trading system. Quotes are daily.

Appendix
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Exelon.

Exelon. Generation

ComEd. An Exelon Company

PECO. An Exelon Company

2011 Events of Interest
Q1 Q2 Q3 Q4
RPM Auction results
(5/13)
Illinois Power Agency
RFP (5/16)
ALJ Proposed Order
– DST Rate Case
(4/1)
Procurement RFP
(bids due 5/2; results
by 5/17)
DST Rate Case Final
Order  (by 5/31)
EPA Final Toxics
Rule (November)
Retirement of Cromby
1 & Eddystone 1 units
(5/31)
Proposed Toxics Rule
(3/16)
Procurement RFP
(bids due 9/19;
results by 10/19)
Retirement of
Cromby 2 unit
(12/31)
Proposed 316(b) EPA
Regulation (3/28)
For definition of the EPA regulations referred to on this slide, please see the EPA’s Terms of Environment (http://www.epa.gov/OCEPAterms/).
EPA Final Transport
Rule (June)

Exelon View on Toxics Rule

Exelon

Overall Comments	✓ Emission limits for mercury, non-mercury metals and acid gases are generally as expected ✓ Sub-categorization of sources is limited
Timing & Implementation	✓ Expect final rule in November 2011 ✓ Compliance required no more than 3 years after effective date • Permitting agencies can grant an additional year if necessary for the plant to install pollution controls
Impact on Exelon plants	✓ Eddystone 3 & 4, Schuylkill: evaluating compliance options ✓ Keystone: no additional controls needed ✓ Conemaugh: evaluating compliance options in light of other pending environmental regulations. ✓ Handley, Mountain Creek, Fairless: exempt
Impact to Industry	✓ Expect 30 – 40 GW of coal retirements by 2015 driven by cumulative effect of key EPA regulations ✓ Expect wholesale power prices to increase $4 - $6/Mwh driven by retirements and higher operating expenses

26

26

Overall Comments	✓ Cooling towers are not required ✓ Site-specific factors and a cost-benefit test used in determining best technology available for entrainment ✓ Impingement standard will drive advanced screen technologies but needs flexibility to account for site-specific conditions ✓ State permitting agencies have a great deal of discretion
Timing & Implementation	✓ Comments on proposed rule due in July 2011 ✓ Final rule required by July 27, 2012 ✓ Compliance with entrainment standard to be determined by state permitting agency ✓ Compliance with impingement standard required by 2020
Impact on Exelon plants	✓ Will be determined by the final rule and state agencies' discretion ✓ Largest impact could be advanced screen installations
Impact to Industry	✓ Significant, impacts all fuel types including large base load and intermediate units ✓ EPA estimates impact on 45% of generation capacity

27 Exelon View on Proposed CWA Sec. 316(b) Rule

28 28
EPA Regulations Will Move Forward in 2011
2010 2011 2012 2013 2014 2015 2016 2017 2018
PJM RPM Auction 14/15 15/16 16/17 17/18
Hazardous Air
Pollutants
Criteria
Pollutants
Greenhouse
Gases
Coal
Combustion
By-Products
Cooling Water
Effluents
Develop Toxics Rule
Develop ICI
MACT
Pre Compliance Period Compliance With Toxics Rule
Pre Compliance Period
Compliance With ICI MACT
Develop
Transport Rule
Compliance With Transport Rule
Interim CAIR
Develop O3
Transport
Rule (TR 2)
Estimated Compliance
Develop Criteria
NSPS revision
Compliance with Revised Criteria NSPS
Develop Revised
NAAQS
SIP provisions developed in response to revised NAAQS
(e.g., Ozone, PM2.5, SO2, NO2, NOx/SOx, CO)
Compliance with Federal GHG Reporting Rule
PSD/BACT and Title V Apply to GHG Emissions (PSD only for new and modified sources)
Develop GHG NSPS Pre Compliance Period
Compliance With GHG NSPS
Develop Coal Combustion
By-Products Rule
Pre Compliance Period Compliance With Federal CCB Regulations
Develop 316(b) Regulations Pre Compliance Period Phase In Of Compliance
Develop Effluent Regulations Pre Compliance Period
Phase In Of
Compliance
Notes: RPM auctions take place annually in May.
For definition of the EPA regulations referred to on this slide, please see the EPA’s Terms of Environment (http://www.epa.gov/OCEPAterms/).

Factors Influencing PJM RPM Capacity Auction
(Comparison of PY 14/15 and PY 13/14 Price Drivers)
Exelon
Price Impact
Cost of Environmental Upgrades
(1)
Higher Net CONE
(2)
Higher Net ACRs for Coal Units
(3)
Import Transmission Limits and Objectives
(muted impact on portfolio revenues due to regional diversification)
NJ CCGT Proposal / PJM Minimum Offer Price Rules
Peak Load
(4)
Demand Response Growth
2014/15 PJM Capacity Auction: Expected
Changes Since Planning Year 2013/14
(1)  We expect generators to reflect cost of capital expenditures into their cost based offers at the upcoming auction.
(2)  Cost of new entry (CONE) increased by 7.6% (for RTO) and 5.3% to 6.5% (within Locational Deliverability Areas (LDAs)).
(3)  Replacing 2007 net revenues with significantly lower 2010 revenues in the Net ACR (avoidable cost rate) calculations for coal generators may increase offer caps for certain coal generators in the next auction. However, some coal units may not be affected due to high net revenues compared to avoidable costs.
(4)  Peak load reduced by approx. 1% in RTO (excluding the impact from Duke Ohio integration).
Note: RPM = Reliability Pricing Model; CCGT = combined cycle gas turbine
Expect overall results to be similar to last year’s auction
N/A

Exelon’s Nuclear Plants Are Designed to
Withstand Extreme Environmental Hazards
None of Exelon’s plants are in major earthquake zones
Designed to withstand highest level of seismic activity for that location, with additional margin
Regular seismic analyses are performed and the NRC reviews new information on earthquake sources and ground motion models to determine if changes are necessary
Emergency core cooling systems are protected from water incursion, including water tight doors, elevation of equipment above potential flood levels and/or special engineered flood barriers (on a site-specific basis)
Fuel tanks are buried underground or enclosed in buildings
Switchgear for emergency operations are elevated above flood levels
All but one of Exelon’s plants are in Illinois and Pennsylvania
Oyster Creek (in NJ) is more than 5 miles inland, behind barrier islands
• Tsunamis are extremely rare in the mid-Atlantic
• Oyster Creek is 23 feet above sea level, while the maximum recorded high tide on the Barnegat Bay beachfront 5 miles away is 7 feet above sea level
The NRC requires all nuclear plants in the US to be able to withstand the most severe natural phenomena historically reported for each plant’s surrounding area, with a significant margin for uncertainty
Tsunami
Flood
Earthquake

Exelon Nuclear Fleet Overview - IL
Plant
Location
Type/
Containment Water Body
License Extension
Status / License
Expiration
(1)
Ownership
Spent Fuel Storage/
Date to lose full
core discharge
capacity
(2)
Braidwood, IL
(Units 1 and 2)
PWR
Concrete/Steel
Lined
Kankakee
River
Expect to file
application in 2013/
2026, 2027
100%
Dry Cask (Summer
2011)
Byron, IL
(Units 1 and 2)
PWR
Concrete/Steel
Lined
Rock River
Expect to file
application in 2013/
2024, 2026
100% Dry Cask
Clinton, IL
(Unit 1)
BWR
Concrete/Steel
Lined
Clinton Lake 2026 100% 2018
Dresden, IL
(Units 2 and 3)
BWR
Steel Vessel
Kankakee
River
Renewed / 2029,
2031
100% Dry cask
LaSalle, IL
(Units 1 and 2)
BWR
Concrete/Steel
Lined
Illinois River 2022, 2023 100% Dry Cask
Quad Cities, IL
(Units 1 and 2)
BWR
Steel Vessel
Mississippi
River
Renewed / 2032
75% Exelon, 25%
Mid-American
Holdings
Dry cask
(1) Operating license renewal process takes approximately 4-5 years from commencement until completion of NRC review.
(2) The date for loss of full core reserve identifies when the on-site storage pool will no longer have sufficient space to receive a full complement of fuel from the reactor core. Dry cask storage will be in operation at those sites prior to losing full core discharge capacity in their on-site storage pools.
Exelon pursues license extensions well in advance of expiration to ensure adequate time for review by the NRC

Exelon Nuclear Fleet Overview – PA and NJ
Plant, Location
Type,
Containment Water Body
License
Extension Status /
License
Expiration
(1)
Ownership
Spent Fuel Storage/
Date to lose full
core discharge
capacity
(2)
Limerick, PA
(Units 1 and 2)
BWR
Concrete/Steel
Lined
Schuylkill
River
Expect to file
application in 2011/
2024, 2029
100% Dry cask
Oyster Creek, NJ
(Unit 1)
BWR
Steel Vessel
Barnegat Bay Renewed / 2029
(3)
100% Dry cask
Peach Bottom, PA
(Units 2 and 3)
BWR
Steel Vessel
Susquehanna
River
Renewed / 2033,
2034
50% Exelon,
50% PSEG
Dry cask
TMI, PA (Unit 1)
PWR
Concrete/Steel
Lined
Susquehanna
River
Renewed / 2034 100% 2023
Salem, NJ (Units 1
and 2)
PWR
Concrete/Steel
Lined
Delaware
River
In process
(decision in 2011-
2012) / 2016, 2020
42.6% Exelon,
57.4% PSEG
Dry Cask
(1) Operating license renewal process takes approximately 4-5 years from commencement until completion of NRC review.
(2) The date for loss of full core reserve identifies when the on-site storage pool will no longer have sufficient space to receive a full complement of fuel from the reactor core. Dry cask storage will be in operation at those sites prior to losing full core discharge capacity in their on-site storage pools.
(3) On December 8, 2010, Exelon announced that Generation will permanently cease generation operations at Oyster Creek by December 31, 2019. The current
NRC license for Oyster Creek expires in 2029.
Exelon pursues license extensions well in advance of expiration to ensure adequate time for review by the NRC

33 33 33
ComEd 2010 Rate Case Update
ComEd Reply Brief (2/23/11)
$343M increase requested
11.50% ROE / 47.28% equity ratio
Rate base $7,349M
2009 test year with pro forma plant additions through 6/30/11
ICC Staff Reply Brief Position (2/23/11)
$113M increase proposed
10.00% ROE / 47.11% equity ratio
Rate base $6,480M
Pro forma plant additions and depreciation reserve through 12/31/10
ALJ Proposed Order (4/1/11)
$152M increase proposed (after correcting ~$14M calculation error)
10.50% ROE / 47.28% equity ratio
Rate base $6,629M
Pro forma plant additions and depreciation reserve through 12/31/10 with very limited exceptions
(ICC Docket No. 10-0467)
Illinois Commerce Commission Final Order will be issued by May 31

✓

✓

✓

Proposed Grid Modernization Legislation Customer Benefits

- ✓ Quantifiable benefits to customers of 550,000 annual avoided outages
- ✓ Put a smart meter in every home and provide extensive consumer education
- ✓ Significantly improve meter reading
- ✓ Create 2,000 jobs at the peak of the investment cycle
- ✓ Create $100M in Illinois tax revenues over the life of the program
- ✓ Enhance the economic competitiveness of Illinois; make our state better positioned to attract businesses and jobs

34 34
ComEd – Proposed Infrastructure
Investment and Modernization Legislation
Proposed Grid Modernization
Legislation Key Concepts
Incremental investment of $2.6B of capital
over 10 years
• $1.5B smart grid/smart meter
• $1.1B infrastructure improvements
Incorporates an annual formula rate
proceeding, similar to FERC Transmission
rate
• Protocols clarify treatment of several
significant items, including pension costs
and pension asset
• ROE formula based on average 30-year
Treasury yield
Reduces proceeding timeframe from 11
months to less than 9 months
ComEd is driving innovative regulatory and legislative strategy to benefit customers, improve the transparency of the ratemaking process and enable economic development

PECO Procurement Plan
(1) See PECO Procurement website (http://www.pecoprocurement.com) for additional details regarding PECO’s procurement plan and RFP results.
(2) For Large C&I customers who previously opted to participate in the 2011 fixed-priced full requirements product.
(3) Large C&I tranches which were not fully subscribed in the fall 2010 procurement
Customer Class Products
Residential 75% full requirements
20% block energy
5% energy only spot
Small Commercial
(peak demand <100 kW)
90% full requirements
10% full requirements spot
Medium Commercial
(peak demand >100 kW but
<= 500 kW)
85% full requirements
15% full requirements spot
Large Commercial &
Industrial (peak demand
>500 kW)
Fixed-Priced Full
requirements (2)
Hourly Full requirements
PECO Procurement Plan
(1)
Residential
80 MW of baseload (24x7) block energy product (for Jan-Dec 2012)
70 MW of Jun-Aug 2011 summer on-peak block energy product
40 MW of Dec 2011-Feb 2012 winter on-peak block energy product
Large Commercial and Industrial - Hourly
36% of Hourly Full requirements product (Jun 2011-May 2012) (3)
May 2, 2011 RFP - Fifth in a series
of nine procurements for the PUC-
approved Default Service Plan
Spring 2011 RFP to be held on May 2, 2011, with results public 15 days thereafter

ComEd Customer Usage Breakdown

Exelon.

Customer Usage by Revenue Class

Small C&I
36%
380 Large C&I
18%
Residential
31%
Other Large C&I
13%
Other
2%

Top 380 Customer Usage by Segment

Manufacturing	52%
Government	13%
Health & Educational Services	12%
Finance, Professional & Business Services	11%
Trade, Transportation & Utilities	9%
Leisure & Hospitality	3%

Limited survey of select Large C&I customers has indicated an increase in production via longer production runs and additional shifts due to improved economic conditions for manufacturing-based customers, especially in the steel and transportation sectors, along with data center expansions.

36

36 36 ComEd Customer Usage Breakdown

Customer Usage by Revenue Class

Small C&I
22%
Residential
34%
150 Large C&I
19%
Other Large C&I
23%
Other
2%

Top 150 Customer Usage by Segment

Petroleum - Manufacturing	22%
Health & Educational Services	17%
Transp., Comm. & Utilities	13%
Steel - Manufacturing	12%
Manufacturing - Other	11%
Chem/Pharm - Manufacturing	10%
Other (primarily Governmental)	9%
Finance, Insurance & Real Estate	7%

PECO's load is relatively diversified by customer class and industry

37 PECO Customer Usage Breakdown

Available Capacity Under Bank Facilities as of April 13, 2011

($ millions)	ComEd (An Exelon Company)	PECO (An Exelon Company)	Exelon Generation	Exelon [3]
Aggregate Bank Commitments [1]	$1,000	$600	$5,600	$7,700
Outstanding Facility Draws	--	--	--	--
Outstanding Letters of Credit	(196)	(1)	(116)	(320)
Available Capacity Under Facilities [2]	**804**	**599**	**5,484**	**7,380**
Outstanding Commercial Paper	(3)	--	--	(3)
Available Capacity Less Outstanding Commercial Paper	**$801**	**$599**	**$5,484**	**$7,377**

Exelon Generation, PECO and Exelon Corp refinanced $6.4B credit facilities in March 2011

Sufficient Liquidity
(1)  Excludes  commitments from Exelon’s Community and Minority Bank Credit Facility.
(2)  Available Capacity Under Facilities represents the unused bank commitments under the borrower’s credit agreements net of outstanding letters of credit and facility draws.  The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
(3)  Includes other corporate entities.

Key Credit Metrics
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
2009A 2010A 2011E
ExGen/Corp ComEd
PECO Exelon
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
2009A 2010A 2011E
ExGen/Corp ComEd
PECO Exelon
FFO / Debt
(1)
(1) See slide 40 for reconciliations to GAAP.
(2) Current senior unsecured ratings for Exelon and Exelon Generation and senior secured ratings for ComEd and PECO as of April 21, 2011.
(3) FFO/Debt Target Range reflects Generation FFO/Debt in addition to the debt obligations of Exelon Corp.
Moody’s
Credit
Ratings (2)
S&P
Credit
Ratings (2)
Fitch
Credit
Ratings (2)
FFO / Debt
Target
Range (2)
Exelon: Baa1 BBB- BBB+
ComEd: Baa1 A- BBB+ 15-18%
PECO: A1 A- A 15-18%
Generation: A3 BBB BBB+ 30-35% (3)
Interest Coverage
(1)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2009A 2010A 2011E
ExGen/Corp ComEd
PECO Exelon
Debt / Cap
(1)

Exelon Consolidated Metric Calculations and Ratios
Exelon 2010 YE Adjustments
FFO Calculation 2010 YE Source - 2010 Form 10-K (.pdf version)
Net Cash Flows provided by Operating Activities          5,244 Pg 159 - Stmt. of Cash Flows
+/- Change in Working Capital             644 Pg 159 - Stmt. of Cash Flows (1)
-    PECO Transition Bond Principal Paydown            (392) Pg 174 - Stmt. of Cash Flows (2)
+    PPA Depreciation Adjustment             207 Pg 295 - Commitments and Contingencies (3)
+/- Pension/OPEB Contribution Normalization             448 Pg 268-269 - Post-retirement Benefits (4)
+    Operating Lease Depreciation Adjustment               35 Pg 299 - Commitments and Contingencies (5)
+/- Decommissioning activity            (143) Pg 159- Stmt. of Cash Flows
+/- Other Minor FFO Adjustments (6)              (54)
= FFO (a)          5,989
Debt Calculation
Long-term Debt (incl. Current Maturities and A/R agreement)        12,828 Pg 161 - Balance Sheet
Short-term debt (incl. Notes Payable / Commercial Paper)                -   Pg 161 - Balance Sheet
-    PECO Transition Bond Principal Paydown                -   N/A - no debt outstanding at year-end
+    PPA Imputed Debt          1,680 Pg 295 - Commitments and Contingencies (7)
+    Pension/OPEB Imputed Debt          3,825 Pg 268 - Post-retirement benefits (8)
+    Operating Lease Imputed Debt             428 Pg 299 - Commitments and Contingencies (9)
+    Asset Retirement Obligation                -   Pg 261-267 - Asset Retirement Obligations (10)
+/- Other Minor Debt Equivalents (11)               84
= Adjusted Debt (b)        18,845
Interest Calculation
Net Interest Expense             817 Pg 158 - Statement of Operations
-    PECO Transition Bond Interest Expense              (22) Pg 182 - Significant Accounting Policies
+   Interest  on Present Value (PV) of Operating Leases               29 Pg 299 - Commitments and Contingencies (12)
+   Interest  on PV of Purchased Power Agreements (PPAs)               99 Pg 295 - Commitments and Contingencies (13)
+/- Other Minor Interest Adjustments (14)               37
= Adjusted Interest (c)             960
Equity Calculation
Total Equity        13,563 Pg 161 - Balance Sheet
+    Preferred Securities of Subsidaries               87 Pg 161 - Balance Sheet
+/- Other Minor Equity Equivalents (15)             111
= Adjusted Equity (d)        13,761
(1) Includes changes in A/R, Inventories, A/P and other accrued expenses, option premiums, counterparty collateral and income taxes.  Impact to FFO is opposite of impact to cash flow
(2) Reflects retirement of variable interest entity + change in restricted cash
(3) Reflects net capacity payment – interest on PV of PPAs (using weighted average cost of debt)
(4) Reflects employer contributions – (service costs + interest costs + expected return on assets), net of taxes at 35%
(5) Reflects operating lease payments – interest on PV of future operating lease payments (using weighted average cost of debt)
(6) Includes AFUDC / capitalized interest
(7) Reflects PV of net capacity purchases (using weighted average cost of debt)
$ in millions
(8) Reflects unfunded status, net of taxes at 35%
(9) Reflects PV of minimum future operating lease payments (using weighted average cost of debt)
(10) Nuclear decommissioning trust fund balance > asset retirement obligation.  No debt imputed
(11) Includes accrued interest less securities qualifying for hybrid treatment (50% debt / 50% equity)
(12) Reflects interest on PV of minimum future operating lease payments (using weighted average cost of debt)
(13) Reflects interest on PV of PPAs (using weighted average cost of debt)
(14) Includes AFUDC / capitalized interest and interest on securities qualifying for hybrid treatment (50%
debt / 50% equity)
(15) Includes interest on securities qualifying for hybrid treatment (50% debt / 50% equity)
FFO / Debt Coverage =
FFO (a)
Adjusted Debt (b)
FFO Interest Coverage =
FFO (a) + Adjusted Interest (c)
Adjusted Interest (c)
Adjusted Capitalization (e) =
Adjusted Debt (b) + Adjusted Equity (d) = 32,606
Rating Agency Debt Ratio =
Adjusted Debt (b)
Adjusted Capitalization (e)
32%
7.2x
58%
=
=
=
2010A Credit Metrics

1Q GAAP EPS Reconciliation
Three Months Ended March 31, 2011 ExGen ComEd PECO Other Exelon
2011 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.90 $0.11 $0.19 $(0.03) $1.17
Mark-to-market impact of economic hedging activities (0.14) - - - (0.14)
Unrealized gains related to nuclear decommissioning trust funds 0.04 - - - 0.04
Retirement of fossil generating units (0.02) - - - (0.02)
Non-cash charge resulting from Illinois tax rate change legislation (0.03) (0.01) - - (0.04)
1Q 2011 GAAP Earnings (Loss) Per Share $0.75 $0.10 $0.19 $(0.03) $1.01
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.  Amounts may not add due to rounding.
Three Months Ended March 31, 2010 ExGen ComEd PECO Other Exelon
2010 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.66 $0.19 $0.17 $(0.02) $1.00
Mark-to-market impact of economic hedging activities 0.21 - - - 0.21
Unrealized gains related to nuclear decommissioning trust funds 0.03 - - - 0.03
Retirement of fossil generating units (0.01) - - - (0.01)
Non-cash charge resulting from health care legislation (0.04) (0.02) (0.02) (0.02) (0.10)
1Q 2010 GAAP Earnings (Loss) Per Share $0.85 $0.17 $0.15 $(0.04) $1.13

GAAP to Operating Adjustments
Exelon’s 2011 adjusted (non-GAAP) operating earnings outlook excludes the earnings effects of the following:
• Mark-to-market adjustments from economic hedging activities
• Unrealized gains and losses from nuclear decommissioning trust fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements
• Significant impairments of assets, including goodwill
• Any changes in decommissioning obligation estimates
• Non-cash charge to remeasure deferred taxes at higher Illinois corporate tax rates
• Financial impacts associated with the planned retirement of fossil generating units
• Other unusual items
• Significant changes to GAAP
Operating earnings guidance assumes normal weather for remainder of the year